UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Kuanggong Road and Tiyu Road 10th Floor,

Chengshi Xin Yong She, Xinhua District,

Pingdingshan, Henan Province, P.R. China 467000

Telephone: +86-3752882999

May 24, 2012

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of SinoCoking Coal and Coke Chemical Industries, Inc. (the “Company”) to be held at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000, on June 29, 2012, at 10:00 a.m. (China local time).

At the meeting, shareholders will be asked to vote on the election of five directors, the ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2012, and the approval of the Company’s 2012 Equity Incentive Plan. Shareholders will also be asked to hold an advisory vote to approve executive compensation and an advisory vote on the frequency of future advisory votes on executive compensation.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered at the meeting. The Company intends to commence mailing this proxy statement and accompanying proxy card on or about May 30, 2012 to all shareholders entitled to vote at the annual meeting.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting.

Thank you for your continued support of SinoCoking Coal and Coke Chemical Industries, Inc.

Sincerely,

/s/ Jianhua Lv
Jianhua Lv,
Chairman of the Board and
Chief Executive Officer

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Kuanggong Road and Tiyu Road 10th Floor,

Chengshi Xin Yong She, Xinhua District,

Pingdingshan, Henan Province, P.R. China 467000

Telephone: +86-3752882999

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 29, 2012

TO THE SHAREHOLDERS OF SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.:

The annual meeting of the shareholders of SinoCoking Coal and Coke Chemical Industries, Inc., a Florida corporation, (the “Company”), will be held on June 29, 2012, at 10:00 a.m. (China local time), at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000, for the following purposes:

1.	To elect five directors to serve until the next annual meeting or until their successors are duly elected and qualified;

2.	To ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012;

3.	To approve the Company’s 2012 Equity Incentive Plan;

4.	To hold an advisory vote to approve executive compensation;

5.	To hold an advisory vote on the frequency of future advisory votes on executive compensation; and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice. The Board of Directors recommends that you vote in favor of each of proposals one, two, three and four, and for the option of once every three years for proposal five.

The Board of Directors has fixed the close of business on May 10, 2012, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. We hope that you will attend the meeting, but if you cannot do so, please complete, date, and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Your proxy card or broker may also provide instructions on voting by telephone or electronically. Returning the enclosed proxy card (or voting electronically or via telephone) will not affect your right to vote in person if you attend the meeting.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES.

By Order of the Board of Directors,

Sincerely,

/s/ Jianhua Lv
Jianhua Lv,
Chairman of the Board and
Chief Executive Officer

Pingdingshan, People’s Republic of China

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SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Kuanggong Road and Tiyu Road 10th Floor,

Chengshi Xin Yong She, Xinhua District,

Pingdingshan, Henan Province, P.R. China 467000

Telephone: +86-3752882999

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2012

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of SinoCoking Coal and Coke Chemical Industries, Inc., a Florida corporation (the “Company”), for use at the annual meeting of shareholders to be held on June 29, 2012, at 10:00 a.m. (China local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000. The Company intends to commence mailing this proxy statement, the notice of annual meeting and accompanying proxy card on or about May 30, 2012 to all shareholders entitled to vote at the annual meeting.

ABOUT THE MEETING

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on May 10, 2012 (the “Record Date”) and are entitled to vote at the annual meeting. The Board is soliciting your proxy to vote at the meeting.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

What proposals will be voted on at the annual meeting?

Shareholders will vote on five proposals at the annual meeting:

1.	The election of five directors (see page 6);

2.	The ratification of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012 (see page 8);

3.	The approval of the Company’s 2012 Equity Incentive Plan (see page 10);

4.	The advisory vote to approve executive compensation (see page 11); and

5.	The advisory vote on the frequency of future advisory votes on executive compensation (see page 12).

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Mr. Jianhua Lv to vote on such matters in his discretion.

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How do I vote?

Shareholders of Record

If your shares are registered directly in your name with the Company’s transfer agent, Interwest Transfer Co., Inc., then you are a shareholder of record.

If you are a shareholder of record, there are three ways to vote:

1.	By completing, signing, dating and returning your proxy card in the postage-paid envelope provided by the Company;

2.	By following the instructions for electronic voting using the Internet or by telephone, which are printed on your proxy card. If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card. If you vote via the Internet or by telephone, do not mail a proxy card; and

3.	By voting in person at the Annual Meeting.

Street Name Holders

If your shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your shares is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or agent.

If your shares are held in street name, you must instruct the organization that holds your shares how to vote your shares. If such voting instructions are not provided, then your shares that are held in street name will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors or any other non-routine proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

With the exception of Proposal 2, the ratification of the appointment of Friedman LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2012, all of the proposals to be voted upon at this annual meeting are considered non-routine.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 21,087,645 outstanding shares of common stock on the Record Date, and each of these shares is entitled to one vote.

How many votes must be present to hold the meeting?

The holders of at least one-third of the Company’s total outstanding shares of common stock on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 7,029,215 common shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

Assuming the presence of a quorum at the annual meeting:

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Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of five (5) members to our Board	Plurality of the votes cast (the five (5) directors receiving the most “For” votes)	No

Ratification of the Appointment of Friedman LLP as our Independent Registered Public Accounting Firm for our fiscal year ending June 30, 2012	A majority of the votes cast	Yes

Ratification and Approval of the 2012 Equity Incentive Stock Plan	A majority of the votes cast	No

With regard to the advisory vote on executive compensation (Proposal 4), it will not be binding on either the Board or the Company. However, the Board’s Compensation Committee will take into account the outcome of the shareholder vote on this proposal at the annual meeting when considering future executive compensation arrangements.

With regard to the advisory vote on the frequency of future advisory votes on executive compensation (Proposal 5), votes on the preferred voting frequency may be cast by choosing the option of one year, two years, three years, or “abstain” in response to this proposal. Votes cast on this proposal is not a vote to approve or disapprove the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency of the advisory vote on executive compensation that has been recommended by the shareholders. However, because this vote is advisory and not binding on either the Board or the Company, the Board may subsequently decide that it is in the best interests of the Company and its shareholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s shareholders at the annual meeting.

Your non-binding advisory votes described in Proposal 4 and Proposal 5 will not be construed (1) as overruling any decision by the Board, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board, any Board committee or the Company.

Can I revoke or change my vote after I deliver my proxy?

Yes. You may revoke or change a previously delivered proxy at any time before the annual meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to our Company’s Secretary at our principal executive offices before the beginning of the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the annual meeting if you obtain a legal proxy as described in the paragraph under the heading “Who can attend the annual meeting?” below.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on May 10, 2012, may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. You will not, however, be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on a proposal?

If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days after the meeting.

Who is paying for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy card, and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other regular employees for such services.

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PROPOSAL 1 - ELECTION OF DIRECTORS

Currently, the Board has fixed the number of directors at five persons. Five directors are to be elected to our Board at the annual meeting. The directors will hold office until the next annual meeting, or until their resignations or removal. The Board’s Nominating Committee has nominated Jianhua Lv, Hui Zheng, Yushan Jiang, Hui Huang and Haoyi Zhang for re-election at the annual meeting. All of the nominees currently serve on our Board.

The Company has not received a nominee from a shareholder who is not also an officer or director of the Company. Each nominee to our Board expressed a willingness to serve during the next year and, based on a review of their qualifications, each was deemed to be a suitable candidate for nomination. We believe that the nominees set forth below possess valuable experience necessary to guide the Company in the best interests of the shareholders. All of the Company’s directors are expected to attend the annual meeting. Information regarding the pertinent business experience and educational background of each nominee is provided below:

NOMINEES FOR DIRECTOR

Name	Age (1)	Position
Jianghua Lv	45	Chief Executive Officer and Chairman of the Board of Directors
Hui Zheng	40	Vice President of Operations and Director
Yushan Jiang (2) (3) (4)	59	Independent Director
Hui Huang (2) (3) (4)	44	Independent Director
Haoyi Zhang (2) (3) (4)	39	Independent Director

(1)	As of the date of this proxy statement.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Member of the Nominating Committee.

Jianhua Lv has been the executive director and chairman of Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (“Hongli”) since 1996, when he founded the company. From 1989 to 1996, Mr. Lv held a number of positions at the Henan Province Pingdingshan Coal Group, where he developed many years of experience in the coal and coking industries. In early 2007, Mr. Lv was appointed as a standing committee member of the Chinese People’s Political Consultative Conference of Baofeng, Henan Province, and as a standing committee member of the National People’s Congress of Baofeng, Henan Province. Mr. Lv has been honored as an outstanding entrepreneur of the year in 2003 and 2004. Mr. Lv holds a bachelor’s degree in Chinese and a master’s degree in economics from Henan University, and a master of law degree from the Central Party School. Mr. Lv’s experience as our Chief Executive Officer and Chairman, and his extensive knowledge of the coal and coking industries, qualify him to serve on our Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

Hui Zheng has served as vice manager of Human Resources at Hongli since 2006, and as a statistician, secretary and vice-dean from 1998 until 2006. Mr. Zheng has worked in the materials industry since 1996. Mr. Zheng holds a degree from Zhengzhou University. Mr. Zheng’s in-depth working experience as vice manager at Hongli, his knowledge and his lengthy working experience in the Chinese coal and materials industries qualify him to serve on our Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

Yushan Jiang has served as the chief executive officer of Pingdingshan Coal Group’s Shoushan Coking Co., Ltd. since February 2007. From 2001 to 2007, he was chief engineer at e Henan Tianhong Coking Company. Mr. Jiang gained extensive experience in the coking industry as he held numerous positions since 1972 as a worker, director, and head of research and development for various coking operations. Mr. Jiang is also currently a vice-director and member of the Coking Committee of the Henan Province Metals Association, and vice-secretary of the Henan Province Institute of Coal & Coke. Mr. Jiang holds a bachelor’s degree in coal and chemistry from the Wuhan College of Iron & Steel. Mr. Jiang’s extensive working and leadership experience in the coking industry and his educational background qualify him to serve on our Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

Hui Huang is the chairman and chief executive officer of Wuhan Pingdingshan Coal and Wuhan Steel Unification Coking Company (“WPCWSUCC”). Mr. Huang has also served as director of sales and administration of the same company from 1985 to 1996. He then served as director of the Economics and Technology Cooperation Center of the Pingdingshan Coal Group (now WPCWSUCC) from 1996 to 2008. Mr. Huang is also a director of the China Association of Comprehensive Resource Utilization, a vice-director of the Henan Institute of Coal (a branch of the China Association of Comprehensive Resource Utilization), and vice-secretary of the Pingdingshan Youth Union. Mr. Huang holds a bachelor’s degree in economic management and an MBA from the University of Mining and Technology. Mr. Huang’s vast experience in the coal and coking industry and in management as an executive officer and director of WPCWSUCC, and as a leader in various coal industry related associations, led our Nominating Committee to conclude that he should be nominated to serve another term as a director.

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Haoyi Zhang serves as the chief financial officer of Henan Pinggao Electricity Ltd., one of the major A-Share public companies traded on the Shanghai Stock Exchange, a position he has held since January 2005. From April 2004 to March 2009, he served as the chief accountant of Henan Pinggao DongZhi Gao Ya Kaiguan Ltd., a Sino-Japanese joint venture with Toshiba. Mr. Zhang held numerous positions at China Beifang Industry Company, Xiamen Branch, from July 1995 to March 2004, including as the deputy director, the director, the deputy chief accountant, the assistant general manager and the chief accountant. Mr. Zhang holds a bachelor’s degree in accounting from Xiamen University and an EMBA degree from Xian Jiaotong University. Mr. Zhang’s extensive financial and accounting experience at numerous Chinese companies and his educational background qualify him to serve on our Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES.

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PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting. We anticipate that a representative of Friedman LLP will be available at the annual meeting to answer appropriate questions from our shareholders and the Audit Committee. At the annual meeting our auditor will have the opportunity to make a statement if they do desire and a representative is expected to be available to respond to appropriate questions.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Friedman LLP to our shareholders for ratification as a matter of good corporate practice. No determination has been made as to what action the Board or the Audit Committee would take if shareholders do not ratify the appointment. The Audit Committee intends to evaluate the audit services it currently receives and may reconsider the Audit Committee’s selection if the Audit Committee deems it to be in the best interest of the Company. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its shareholders’ best interests.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Friedman LLP.

Change in Independent Public Accountant

Frazer Frost, LLP (“Frazer Frost”) advised the Company of its intention not to stand for re-appointment as the Company's independent public account on May 17, 2011, which decision was accepted by the Audit Committee. On the same date, the Company engaged Friedman LLP to serve as the Company’s new independent registered public accountant.  These actions were approved by the Audit Committee.

Principal Accountant Fees and Services

The following table shows the fees that were billed for audit and other services provided by Friedman LLP during the fiscal years ended June 30, 2011 and 2010:

	Fiscal Year Ended June 30, 2010	Fiscal Year Ended June 30, 2011
Audit Fees (1)	$240,000	$220,000
Audit-related Fees (2)	34,000	-
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$274,000	$220,000

The following table shows the fees that were billed for audit and other services provided by Frazer Frost, during the fiscal years ended June 30, 2011 and 2010:

	Fiscal Year Ended June 30,
	2011	2010
Audit Fees (1)	$295,000	$240,000
Audit-related Fees (2)	-	34,000
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$295,000	$274,000

(1)	Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with statutory and regulatory filings or the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)	Audit-Related Fees – This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

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(3)	Tax Fees – This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4)	All Other Fees – This category consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedures of the Audit Committee

Our Audit Committee approves the engagement of our independent auditors and is also required to pre-approve all audit and non-audit expenses. Prior to engaging its accountants to perform particular services, our Audit Committee obtains an estimate for the service to be performed. All of the services described above were approved by the Audit Committee in accordance with its procedure.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 3 -APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN

On April 5, 2012, our Board approved the Company’s 2012 Equity Incentive Plan (the “Plan”). All of our employees, officers, and directors, and those of our consultants and advisors who (i) are natural persons and (ii) provide bona fide services to the Company not connected to a capital raising transaction or the promotion or creation of a market for our securities are eligible to be granted options, which expire 10 years from the grant date, or restricted stock awards (each, an “Award”) under the Plan. The Plan is to be administered by a committee to be appointed by the Board (the “Committee”), and the Committee has the power to administer the Plan according to its terms, including the power to grant Awards, determine who may be granted Awards and the types and amounts of Awards to be granted, prescribe Award agreements, and establish programs for granting Awards. Awards may be made under the Plan for up to 2,000,000 shares of our common stock. The Plan allows for adjustments for changes in common stock and certain other events, including, but not limited to, any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off, any distribution to holders of common stock other than a normal cash dividend, and liquidation or dissolution.

Amendment and Termination of the Plan

The Committee may at any time, and from time to time, terminate the Plan in whole or in part or amend it from time to time, except that no change may be made that would increase the total amount of stock which may be issued under the Plan, materially increase the class of participants eligible to participate in the Plan, materially increases the benefits to participants that may be granted under the Plan, or extend the term of the Plan or the exercise period of stock options granted under the Plan beyond ten years from the date of grant, unless such change is authorized by our shareholders.

Federal Tax Consequences

The following brief summary of the effect of federal income taxation upon the recipients and us with respect to the shares under the Plan does not purport to be complete, and does not discuss the tax consequences of a recipient's death or the income tax laws of any state or foreign country in which the recipient may reside.

Tax Treatment to the Recipients

The shares issuable under the Plan are not qualified under Section 401(a) of the Internal Revenue Code. The recipients therefore, will be required for federal income tax purposes to recognize compensation during the taxable year of issuance unless the shares are subject to a substantial risk of forfeiture. Accordingly, absent a specific contractual provision to the contrary, the recipients will receive compensation taxable at ordinary rates equal to the fair market value of the shares on the date of receipt since there will be no substantial risk of forfeiture or other restrictions on transfer. If, however, the recipients receive shares of common stock pursuant to the exercise of an option or options at an exercise price below the fair market value of the shares on the date of exercise, the difference between the exercise price and the fair market value of the stock on the date of exercise will be deemed compensation for federal income tax purposes. The recipients are urged to consult each of their tax advisors on this matter. Further, if any recipient is an "affiliate," Section 16(b) of the Exchange Act is applicable and will affect the issue of taxation.

Tax Treatment to the Company

The amount of income recognized by any recipient hereunder in accordance with the foregoing discussion will be a tax-deductible expense by the Company for federal income tax purposes in the taxable year of the Company during which the recipient recognizes income.

Incorporation by Reference.

The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix A.

Plan Benefits

We have not issued any shares of common stock pursuant to the Plan.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN.

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PROPOSAL 4 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are providing shareholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this proxy statement (including in the compensation tables and narratives accompanying those tables as well as in the Compensation Discussion and Analysis).

As described more fully in the Compensation Discussion and Analysis on page 17 of this proxy statement, the principal elements of our executive compensation are base salary, discretionary annual cash bonuses, stock incentive plan awards and perquisites and other compensation. While base salary is generally included as an element of compensation of our executive officers in every year, the granting of bonuses, stock incentive awards and perquisites is determined on a case-by-case basis. We believe that this compensation structure has served us well and reflects our philosophy of fairness to our employees in the PRC and avoiding discrepancies between our executive pay and the pay of our middle management and other employees.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Board will request your advisory vote on the following resolution at the annual meeting:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This vote is an advisory vote only and will not be binding on the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC’S EXECUTIVE COMPENSATION DISCLOSURE RULES.

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PROPOSAL 5 - ADVISORY VOTE ON THE FREQUENCY OF

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

As described in Proposal 4 above, shareholders are being provided the opportunity to cast an advisory vote on our executive compensation program.

This Proposal 5 affords shareholders the opportunity to cast an advisory vote on how often our company should include an advisory vote on executive compensation in its proxy materials for future annual shareholder meetings (or special shareholder meetings for which our company must include executive compensation information in the proxy statement for that meeting). Under this Proposal, shareholders may vote to have future advisory votes on executive compensation every year, every two years or every three years.

The Board has determined that an advisory vote by the Company’s shareholders on executive compensation that occurs every three years is the most appropriate alternative for the Company. In formulating its conclusion, the Board considered that, because the Company’s compensation program for executive officers is not complex, a shareholder advisory vote every three years should be sufficient to permit our shareholders to express their views about our compensation program. Also, the Board believes that the success of the Company’s executive compensation program should be judged over a period of time that is longer than one year.

This proposal is advisory only and will not be binding on our company, the Board or the Compensation Committee. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the recommendation of the Board and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory votes on executive compensation on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to our executive compensation program.

In voting on this Proposal, shareholders will be able to indicate their preference regarding the frequency of future advisory votes on executive compensation by specifying a choice of one year, two years or three years. Shareholders that do not have a preference regarding the frequency of future advisory votes on executive compensation should abstain from voting on the proposal. Shareholders will not be voting to approve or disapprove the recommendation of the Board.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO HOLD FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE (3) YEARS (AS OPPOSED TO EVERY YEAR OR EVERY TWO YEARS).

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

We are required to comply with the NASDAQ Stock Market (“NASDAQ”) listing standards, under which a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determination are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NASDAQ, as in effect from time to time. Based upon information submitted to the Company, the Board has determined that Mr. Yushan Jiang, Mr. Hui Huang and Mr. Haoyi Zhang are each “independent” under the listing standards of the NASDAQ Stock Market. Mr. Jianhua Lv, the Company’s Chief Executive Officer, and Mr. Hui Zheng, the Company’s Vice President of Operations, are not independent directors.

Board Meetings and Board Committees

Our Board currently consists of five members. Our bylaws provide that our directors will hold office until the annual meeting of shareholders or until their successors have been elected and qualified. Our Board is responsible for the business and affairs of the Company and considers various matters that require its approval. Below is a description of each committee of the Board as such committees are presently constituted. The Board has determined that each current member of each committee meets the applicable SEC and NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. The Audit Committee assists Board oversight of: (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor, and prepares the report that the SEC requires to be included in the Company’s annual proxy statement. The current members of the Audit Committee are Messrs. Haoyi Zhang, Hui Huang and Yushan Jiang, and Mr. Zhang serves as the chairperson. Each Audit Committee member is a non-employee director of our Board. The Board has determined that Mr. Zhang is an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) and (iii) of Regulation S-K promulgated under the Exchange Act. The Audit Committee met and/or took action by unanimous written consent two times during the fiscal year ended June 30, 2011.

Compensation Committee

Our Board established the Compensation Committee on February 16, 2010. The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of the Company’s executive officers and general employees and other policies, and for providing assistance and recommendations with respect to the compensation policies and practices of the Company. The current members of the Compensation Committee are Messrs. Haoyi Zhang, Hui Huang and Yushan Jiang, and Mr. Jiang serves as the chairperson. The Compensation Committee operates under a written charter adopted by the Board on February 16, 2010. The Compensation Committee met and/or took action by unanimous written consent one time during the fiscal year ended June 30, 2011.

Nominating Committee

Our Board established the Nominating Committee on February 16, 2010. The Nominating Committee assists in the selection of director nominees, approve director nominations to be presented for shareholder approval at our annual meeting and fill any vacancies on our Board, consider any nominations of director candidates validly made by shareholders, and review and consider developments in corporate governance practices. The current members of the Nominating Committee are Messrs. Haoyi Zhang, Hui Huang and Yushan Jiang, with Mr. Huang as the chairperson. The Nominating Committee operates under a written charter adopted by the Board on February 6, 2010. The Nominating Committee met and/or took action by unanimous written consent one time during the fiscal year ended June 30, 2011.

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In evaluating candidates to determine if they are qualified to become Board members, the Nominating Committee looks principally for the following attributes: personal and professional character, integrity, ethics and values; general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a public company; strategic planning abilities and experience; aptitude in accounting and finance; expertise in domestic and international markets; experience in our industry and with relevant social policy concerns; understanding of relevant technologies; expertise in an area of our operations; communication and interpersonal skills; and practical and mature business judgment. The Nominating Committee also considers Board members’ and nominees’ service on the board of directors of other public companies. Although we do not have a formal diversity policy, to foster and maintain a diversity of viewpoints, backgrounds and experience on the Board, the Nominating Committee evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and the requirements of the Company, taking into consideration the diverse communities and geographies in which the Company operates. Although the Nominating Committee uses these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees. The Nominating Committee uses the same standards to evaluate all director candidates, regardless of who proposes them.

Each of the five nominees for election as a director named in this proxy statement were unanimously recommended by the Nominating Committee for submission to the shareholders of the Company as the Board’s nominees.

Shareholder Communications with the Board of Directors

All communications should be directed to the Company’s Secretary at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000, and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-management directors, and the Company’s Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board.

Board Leadership Structure and Role in Risk Oversight

Currently, Mr. Jianhua Lv serves as Chief Executive Officer and Chairman of the Board of the Company. The Board believes that the Company and its shareholders have been well served in the past and continue to be well served in the current business environment by this leadership structure. Mr. Lv is the director most familiar with our business and industry and is best situated to propose the Board’s agendas and lead Board discussions on important matters. Mr. Lv also provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Overall, we believe that having the same person serve as both Chairman and Chief Executive Officer helps provide strong, unified leadership for our management team and Board. Additionally, because three of our five current Board members have been deemed to be “independent” by our Board, we believe our Board structure provides sufficient independent oversight of our management. Our Board has not designated a lead independent director.

The Board, as a whole and also at the committee level, plays an active role overseeing the overall management of the Company’s risks. Our Audit Committee reviews financial and operational items with our management and the Company’s independent auditors. Although the Board does not regularly review formal reports from members of senior management and committees on areas of material risk to the Company, including operational, financial, legal, strategic and regulatory risks, the Company’s Board is in regular contact with our Chief Executive Officer and Chief Financial Officer, who report directly to the Board and who supervise day to day risk management.

Director Compensation

The following table provides compensation information for our directors during the fiscal year ended June 30, 2011:

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Jianhua Lv (1)	$-	$-	$-	$-	$-	$-	$-

Liuchang Yang (1) (2)	$-	$-	$-	$-	$-	$-	$-

Hui Zheng	$10,000	$-	$-	$-	$-	$-	$10,000

Yushan Jiang	$10,000	$-	$-	$-	$-	$-	$10,000

Jin Yao (2)	$10,000	$-	$-	$-	$-	$-	$10,000

Hui Huang	$10,000	$-	$-	$-	$-	$-	$10,000

Haoyi Zhang	$10,000	$-	$-	$-	$-	$-	$10,000

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(1)	This individual’s compensation is reflected in the Summary Compensation Table on page 20 below.

(2)	Resigned effective May 31, 2011.

All of our current directors were appointed on February 5, 2010 in connection with the acquisition of Top Favour. On February 5, 2010, we entered into letter agreements with all of our current directors with a term of one (1) year and pursuant to which we agreed to pay cash compensation in the amount of $10,000 to each of our current directors for their services on our board of directors in 2010.

INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

Name	Positions Held:	Date of Last Election
Jianhua Lv	Chief Executive Officer and Chairman of the Board of Directors	June 24, 2011
Zan (“Sam”) Wu	Chief Financial Officer	June 24, 2011
Hui Zheng	Vice President of Operations and Director	June 24, 2011
Yushan Jiang	Independent Director	June 24, 2011
Hui Huang	Independent Director	June 24, 2011
Haoyi Zhang	Independent Director	June 24, 2011

Arrangements Involving Directors or Executive Officers

There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board. There are also no arrangements, agreements, or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships between or among any of the current directors, executive officers or persons nominated or charged to become directors or executive officers. There are no family relationships among our officers and directors and those of our subsidiaries and affiliated companies.

Business Experience

The business experience of the Company’s directors, including all executive officers serving as directors, is provided above. The experience of the Company’s executive officer who is not also a director is described below.

Zan (“Sam”) Wu has served as the chief financial officer of Hongli since July 2009. Prior to this, Mr. Wu worked as an auditor at the Zhong Rui Hui Accounting Firm from 2000 to 2001. Mr. Wu was a financial analyst at VIR Consultancy Ltd. from 2003 to 2004. From 2004 through 2006, Mr. Wu held the positions of assistant manager and financial manager at Domino Scientific Equipment Ltd. Mr. Wu was the chief representative of Global American, Inc. (China Representative Office) from 2006 to 2009. Mr. Wu holds a bachelor’s degree in accounting from the Capital University of Economics and Business and a master’s degree in financial management and control from Aston Business School.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the directors or executive officers has been involved in any legal proceedings as described in subparagraph (f) of Item 401 of Regulation S-K that are material to the evaluation of their ability or integrity.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership, and annual reports concerning their ownership of our common shares and other equity securities on Forms 3, 4, and 5 respectively. Executive officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2011, our directors, executive officers and holders of 10% or more of our common stock complied with Section 16(a) filing requirements applicable to them.

Code of Ethics and Business Conduct

The Board adopted a Code of Ethics that applies to all officers, directors and employees of the Company. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business. The Code of Ethics was filed as Exhibit 14 to the Company’s Annual Report on Form 10-KSB filed with the SEC on March 30, 2004.

Indemnification

Pursuant to our Articles of Incorporation, the Company will indemnify any of our officers and directors or any former officer or directors for such expenses and liabilities, in such manner, under such circumstances to such extent as permitted by the Florida Business Corporation Act, Section 607.0850, as amended.

Florida law permits a corporation, under specified circumstances, to indemnify our directors, officers, employees or agents against expenses (including attorney’s fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by them in connection with any action, suit or proceeding brought by third parties by reason of the fact that they were or are directors, officers, employees or agents of the corporation, if such directors, officers, employees or agents acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reason to believe their conduct was unlawful. In a derivative action, that is, one by or in the right of the corporation, indemnification may be made only for expenses actually and reasonably incurred by directors, officers, employees or agents in connection with the defense or settlement of an action or suit, and only with respect to a matter as to which they will have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made if such person has been adjudged liable to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that the defendant directors, officers, employees or agents are fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability.

Our Articles of Incorporation contain a provision stating that no director will be liable to the Company or to our shareholders for monetary damages for breach of fiduciary duty as a director. The intention of the foregoing provisions is to eliminate the liability of our directors to the fullest extent permitted by Florida law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of May 10, 2012, regarding the beneficial ownership of the Company’s common stock by any person known to the Company to be the beneficial owner of more than 5% of the outstanding common stock, by directors and certain executive officers, and by all directors and executive officers of the Company as a group. All officers and directors above utilize the following address for correspondence purposes: Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000.

Name and Address	Amount and Nature of Beneficial Ownership	Percent (%) of Class*
Jianhua Lv (1)	6,694,091	31.7%
Zan (“Sam”) Wu	0	0%
Hui Zheng	0	0%
Hui Huang	0	0%
Yushan Jiang	0	0%
Haoyi Zhang	0	0%
All Officers and Directors as a Group (6 total)	6,694,091	31.7%
Honour Express Limited (2)	6,694,091	31.7%

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*	Applicable percentage ownership is based on 21,087,645 shares of common stock issued and outstanding as of May 10, 2012.

(1)	Represents shares held directly by Honour Express Limited, a British Virgin Islands international business company (“Honour Express”). Jianhua Lv is a director of Honour Express, and in such capacity, Mr. Lv may be deemed to have voting and dispositive power over the shares held directly by Honour Express. Mr. Lv is also an indirect beneficiary, as he holds an option to acquire shares of Honour Express. Pursuant to a certain Incentive Option Agreement dated July 6, 2009, as amended (“Incentive Option Agreement”), Mr. Lv has the right to acquire 100% of the issued and outstanding capital stock of Honour Express from a nominee who holds the shares of capital stock of Honour Express, subject to certain conditions. Mr. Lv’s address is: 10th Floor, Chengshi Xin Yong She, Tiyu Road, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China, 467000.

(2)	The address of Honour Express Limited is: P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater shareholder of the Company, or any associate or any such directors, officers or affiliates, is a party that is adverse to the Company in any material legal proceeding.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This compensation discussion and analysis describes the material elements of the compensation awarded to our current executive officers. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative for the last completed fiscal year. The Board’s Compensation Committee currently oversees the design and administration of our executive compensation program.

Our current executive compensation program may from time to time include the following principal components: (i) base salary, (ii) discretionary annual cash bonuses, and (iii) stock incentive plan awards, and (iv) perquisites and benefits.

Our Compensation Philosophy and Objectives

Our philosophy regarding compensation of our executive officers includes the following principles:

•	our compensation program should reward the achievement of our strategic initiatives and short- and long-term operating and financial goals;

•	compensation should appropriately reflect differences in position and responsibility;

•	compensation should be reasonable; and

•	the compensation program should be understandable and transparent.

In order to implement such compensation principles, we have developed the following objectives for our executive compensation program:

•	overall compensation levels must be sufficiently competitive to attract and retain talented leaders and motivate those leaders to achieve superior results;

•	a portion of total compensation should be contingent on, and variable with, achievement of objective corporate performance goals, and that portion should increase as an executive’s position and responsibility increases;

•	total compensation should be higher for individuals with greater responsibility and greater ability to influence our achievement of operating goals and strategic initiatives;

•	the number of elements of our compensation program should be kept to a minimum, and those elements should be readily understandable by and easily communicated to executives, shareholders, and others; and

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•	executive compensation should be set at responsible levels to promote a sense of fairness and equity among all employees and appropriate stewardship of corporate resources among shareholders.

Determination of Compensation Awards

The Compensation Committee is provided with the primary authority to determine the compensation awards available to our executive officers. To aid the Compensation Committee in making its determination for the current fiscal year, our current senior management provides recommendations to the Compensation Committee regarding the compensation of our executive officers.

Compensation Benchmarking and Peer Group

The Compensation Committee did not rely on any consultants or utilize any peer company comparisons or benchmarking in setting executive compensation levels for fiscal 2011. However, our management informally considered competitive market practices by reviewing publicly available information relating to compensation of executive officers at other comparable companies in making its recommendations to our board of directors regarding our executives’ compensation for fiscal 2011. As our Company grows, we expect to take steps, including the utilization of peer company comparisons and/or hiring of compensation consultants, to ensure that the Compensation Committee has a comprehensive picture of the compensation paid to our executives and with a goal toward total direct compensation for our executives that are on a par with the median total direct compensation paid to executives in peer companies if annually established target levels of performance at the Company and business segment level are achieved.

Elements of Compensation

The principal elements of our executive compensation are:

•	base salary;

•	discretionary annual cash bonuses;

•	stock incentive plan awards; and

•	perquisites and other compensation.

While base salary is generally included as an element of compensation of our executive officers in every year, the granting of bonuses, stock incentive awards and perquisites is determined on a case-by-case basis. During the fiscal year ended June 30, 2011, our compensation program consisted solely of base salary. For fiscal 2011, executive compensation consisted of base salary, and we have no immediate plans to include bonuses, stock option grants or perquisites as elements of executive compensation.

Base Salaries

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of our employees, including our named executive officers. When establishing base salaries for 2011, subject to the provisions of each person’s employment agreement, our compensation committee and management considered a number of factors, including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual at their prior employment and the number of well qualified candidates to assume the individual’s role. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions at comparable companies.

Discretionary Annual Cash Bonuses

The Compensation Committee has discretion to recommend and approve the annual cash bonus for our Chief Executive Officer and each other named executive officer. Bonus awards will be generally based on our management’s recommendations and ultimately approved by the Compensation Committee. There were no bonuses granted in fiscal 2011. The annual bonuses, if any, are intended to compensate officers for individual performance, for our overall financial performance, and for achieving important operational and financial milestones during the relevant fiscal year.

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Stock Incentive Plan Awards

Our stock option plans shall be designed to provide long term incentives to our executives and other employees and award recipients, to increase shareholder value through competent, effective management of the Company. Management believes that the ability to grant stock options as a component of compensation will provide the Company with an advantage in attracting qualified management and employees to our Company. There were no stock option awards granted in fiscal 2011. Stock option award decisions, if any are granted, will be evaluated on a case-by-case basis giving consideration to factors such as the recipient’s qualifications and abilities, the nature of the recipient’s position, and the recipient’s ability to contribute to the Company’s development and achievement of its business objectives.

Perquisites and Other Compensation

The Compensation Committee may include perquisites and other benefits as an element of compensation from time to time on a discretionary basis. Presently the Company does not include perquisites or other benefits as a part of executive compensation.

Management’s Role in the Compensation-Setting Process

Our management plays an important role in our compensation-setting process. The most significant aspects of management’s role are evaluating other executive officers’ performances, recommending business performance targets and objectives, and recommending salary levels and option awards. Our management makes recommendations to the Compensation Committee regarding our executive’s compensation packages. During this process, management may be asked to provide the Compensation Committee with their evaluation of the executive officers’ performances, the background information regarding our strategic financial and operational objectives, and compensation recommendations as to the executive officers.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the Company’s disclosures under “Compensation Discussion and Analysis”.

Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this definitive proxy statement on Schedule 14A for the Company’s 2012 annual meeting, which is incorporated by reference in the Annual Report on Form 10-K for the fiscal year ended June 30, 2011.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Yushan Jiang, Chairperson

Hui Huang

Haoyi Zhang

The foregoing Report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee members whose names appear on the Compensation Committee Report above were committee members during the fiscal year ended June 30, 2011. No one who served on the Compensation Committee at any time during the fiscal year ended June 30, 2011 is or has been an executive officer of our company or had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during the fiscal year ended June 30, 2011.

Executive Compensation – Summary Compensation Table

The following summary compensation table indicates the cash and non-cash compensation earned during our last three completed fiscal years by our principal executive officer, principal financial officer, except as otherwise indicated below. No other officer of the Company had total compensation in excess of $100,000 per year during the above-mentioned periods.

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Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)		Total ($)
Jianhua Lv (1)	2011	192,000		—	—	—	—	—	—		192,000
Chairman and	2010	80,000		—	—	—	—	—	—		80,000
Chief Executive Officer	2009	8,357		—	—	—	—	—	—		8,357
Liuchang Yang (2)	2011	9,167		—	—	—	—	—	—		9,167
Former Director, Vice	2010	4,056		—	—	—	—	—	—		4,056
President and Secretary	2009	—		—	—	—	—	—	—		—
Zan Wu	2011	120,000		—	—	—	—	—	—		120,000
Chief Financial Officer	2010	50,000		—	—	—	—	—	—		50,000
	2009	n/a		n/a	n/a	n/a	n/a	n/a	n/a		n/a
Abdul Ladha (3)	2010	-		-	-	-	-	-	-		-
Former President, CEO and Director	2009	156,000	(4)	-	-	-	-	-	781,842	(5)	937,842

(1)	Compensation reported above consists of compensation received as the principal executive officer of Hongli, and is translated from Chinese RMB to U.S. Dollars using an exchange rate of RMB 6.63 to US $1.00 for fiscal 2011, RMB 6.82 to US $1.00 for fiscal 2010, and RMB 6.83 to US $1.00 for fiscal 2009.

(2)	Mr. Yang resigned as our vice president of operation, secretary and director on May 31, 2011.

(3)	Mr. Ladha resigned as our president, chief executive officer and director on February 5, 2010. Mr. Ladha’s compensation is reported for the fiscal year ended December 31, 2009, when the Company, then named “Ableauctions.com, Inc.”, had a fiscal year ending December 31. On April 14, 2010, we changed our fiscal year end from December 31 to June 30.

(4)	All of the compensation paid to Mr. Ladha was paid to him in Canadian dollars. The table above sets forth the amount of Mr. Ladha’s compensation as reported in U.S. dollars, using an exchange rate of $0.87601 U.S. dollars per Canadian dollar.

(5)	This amount consists of a fee paid to Mr. Ladha pursuant to the Development Agreement the predecessor Company (then known as “Ableacutions.com, Inc.,” entered into on October 6, 2008 for his services in connection with a project by the predecessor company.

Outstanding Equity Awards

There was no equity awards granted to our officers or directors in the year ended June 30, 2011.

Retirement Plans

We currently have no plans that provide for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

Potential Payments upon Termination or Change-in-Control

We currently have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a named executive officer at, following, or in connection with any termination, including without limitation resignation, severance, retirement or a constructive termination of a named executive officer, or a change in control of the Company or a change in the named executive officer’s responsibilities, with respect to each named executive officer.

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Employment Agreements

We entered into an employment agreement with Mr. Jianhua Lv, our president and chief executive officer, on February 5, 2010. The Compensation Committee approved and established Mr. Lv’s salary at a rate of USD $160,000 per annum for the 2010 fiscal year, beginning from February 2010. Mr. Lv agreed that in the event that he departs from the Company for any reason, he will refrain from using or disclosing our confidential information in any manner which might be detrimental to or conflict with the business interests of the Company. Both the Company and Mr. Lv have the right to terminate Mr. Lv’s employment with or without cause by giving prior notice. Any disputes arising from Mr. Lv’s employment, termination of his employment or breach of any covenant of good faith related to his employment shall be conclusively settled by final and binding decision of the court located in Henan Province, China. Mr. Lv’s agreement does not provide for any fixed term or duration, and Mr. Lv is employed by the Company on an at-will basis.

We entered into an employment agreement with Mr. Zan (“Sam”) Wu, our chief financial officer, treasurer and secretary, on February 5, 2010. The Compensation Committee approved and established Mr. Wu’s salary at a rate of USD $120,000 per annum for the 2010 fiscal year, beginning from February 2010. Mr. Wu agreed that in the event that he departs from the Company for any reason, he will refrain from using or disclosing our confidential information in any manner which might be detrimental to or conflict with the business interests of the Company. Both the Company and Mr. Wu have the right to terminate Mr. Wu’s employment with or without cause by giving prior notice. Any disputes arising from Mr. Wu’s employment, termination of his employment or breach of any covenant of good faith related to his employment shall be conclusively settled by final and binding decisions of the court located in Henan Province, China. Mr. Wu’s agreement does not provide for any fixed term or duration, and Mr. Wu is employed by the Company on an at-will basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review of Related Transactions

We recognize that transactions we may conduct with any of our directors or executive officers may present potential or actual conflicts of interest and create the appearance that decisions are based on considerations other than our best interests and those of our stockholders. As set forth in our Audit Committee Charter, our Audit Committee shall review and approve our related party transactions, arrangements or relationships. Such related party transactions include any indebtedness or guarantee of indebtedness, in which we and any of the following have an interest: (i) any person who is or was an executive officer, director, or director nominee of us at any time since the beginning of our last fiscal year; (ii) a person who is or was an immediate family member (as defined in the policy) of an executive officer, director, or director nominee at any time since the beginning of our last fiscal year; (iii) any person who, at the time of the occurrence or existence of the transaction, is greater than 5% beneficial owner of our common stock; (iv) any person who, at the time of the occurrence or existence of the transaction, is an immediate family member (as defined in the policy) of the greater than 5% beneficial owner of our common stock; or (v) or any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in which such person has a 10% or greater beneficial ownership interest (which we refer to in this proxy statement as a “related person”). The transactions monitored include where the aggregate amount is expected to exceed $120,000 in which a related person has a direct or indirect material interest. Potential related person transactions proposed to be entered into by us shall be reviewed and approved by the Audit Committee. The Audit Committee will review the material facts of any potential related person transaction and will then approve, ratify or disapprove the transaction.

Related Transactions

The following is a description of the related party transactions of SinoCoking during the last two completed fiscal years ending June 30, 2011 and 2010.

We advanced funds to Mr. Hui Zheng, a director and the Vice President of Operation, for him to perform business and acquisition developments activities on behalf of the Company. Mr. Zheng returned the full amount of $418,410 to the Company by the end of August 2010. As of June 30, 2011 and 2010, due from Mr. Hui Zheng amounted to $0 and $418,410, respectively.

We also had loans from Mr. Jianhua Lv, our CEO, and Mr. Liuchang Yang, a former director and Vice President, to fund acquisitions and the construction of our new coking plant. These loans were unsecured, payable on demand and bear no interest. The Company paid off these loans before June 30, 2009.

Mr. Lv and Mr. Yang also advanced funds to the Company for daily operations. The Company overpaid Mr. Yang by $58,642 as of June 30, 2010, which he returned in full on September 24, 2010. As of June 30, 2011 and 2010, the payables to Mr. Lv amounted to $455,768 and $51,381, respectively.

As of June 30, 2011, the Company had $575,700 in prepayments to the 40% owner of Xingsheng Coal for coal purchases. The Company became 60% owner of Xingsheng Coal on May 20, 2011.

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FORM 10-K – ANNUAL REPORT

ENCLOSED HEREWITH IS A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS THERETO (WITHOUT EXHIBITS) FOR OUR FISCAL YEAR ENDED JUNE 30, 2011. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. ADDITIONAL COPIES MAY BE REQUESTED IN WRITING. SUCH REQUESTS SHOULD BE SUBMITTED TO THE COMPANY’S SECRETARY AT KUANGGONG ROAD AND TIYU ROAD 10TH FLOOR, CHENGSHI XIN YONG SHE, XINHUA DISTRICT, PINGDINGSHAN, HENAN PROVINCE, PEOPLE’S REPUBLIC OF CHINA 467000. EXHIBITS TO THE FORM 10-K WILL ALSO BE PROVIDED UPON SPECIFIC REQUEST. THE MATERIALS WILL BE PROVIDED WITHOUT CHARGE.

AUDIT COMMITTEE REPORT

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board on February 16, 2010. The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

•	reviewed and discussed the audited financial statements with management and the independent auditors;

•	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•	received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and discussed with the independent accountant the independent accountant’s independence; and

•	based on the review and discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011, as filed with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee of the Board of Directors

Haoyi Zhang, Chairperson Yushan Jiang Hui Huang

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

To be considered for inclusion in next year’s proxy statement, shareholder proposals must be received at our principal executive offices no later than the close of business on January 28, 2013. However, if the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the proxy statement relating to next year’s annual meeting, notice of a shareholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to send its proxy materials for the 2013 annual meeting.

If a shareholder wishes to present a shareholder proposal at our next annual meeting that is not intended to be included in the proxy statement, we must receive such proposal no later than April 12, 2013. Under Rule 14a-4(c) under the Exchange Act, which governs the Company’s use of discretionary proxy voting authority with respect to shareholder proposals that are not included in the Company’s proxy solicitation materials pursuant to Rule 14a-8 of the Exchange Act, if we do not receive the shareholder’s notice of intent to present such a proposal at the Company’s 2013 Annual Meeting by April 12, 2013, then the Company’s management proxies will have the right to exercise their discretionary authority in connection with the matter submitted by the shareholders, without discussion of the matter in the proxy statement. However, if the date of our 2013 annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then notice must not have been received a reasonable time before the Company sends its proxy materials for the 2013 annual meeting in order for the Company to be allowed to use its discretionary voting authority.

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Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our Company’s proxy statement. The Company reserves the right to exclude shareholder proposals pursuant to SEC rules, or if untimely. Shareholders continuously holding at least 1% or $2,000 in market value of the issued and outstanding shares of a class of our securities for at least one year are eligible to submit proposals or may nominate director candidates. If a shareholder nominates a director candidate, in order for such nomination to be valid and acceptable, all information required to be provided under Regulation 14A under the Exchange Act and requested by the board of directors (or nominating committee, if applicable) concerning such candidate must be furnished within a reasonable time prior to the above deadline for shareholder proposals.

All notices of intention to present a proposal at the 2013 annual meeting should be addressed to our Company Secretary, SinoCoking Coal and Coke Chemical Industries, Inc., Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000 and to ensure prompt receipt by us, such notices should be sent to us via certified mail, return receipt requested. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Any shareholder proposal for next year’s Annual Meeting submitted after the deadlines described above will not be considered filed on a timely basis. For proposals that are not timely filed, we retain discretion to vote the proxies we receive. For proposals that are timely filed, we retain discretion to vote the proxies we receive, provided that (i) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a proxy statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers deliver a single Proxy Statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you currently receive multiple Proxy Statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to our Company Secretary at SinoCoking Coal and Coke Chemical Industries, Inc., Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000.

OTHER MATTERS

The Board of Directors and management do not know of any other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Jianhua Lv
Jianhua Lv,
Chief Executive Officer and
Chairman of the Board of Directors

Pingdingshan, People’s Republic of China
May 24, 2012

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APPENDIX A

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, NC.

2012 EQUITY INCENTIVE PLAN

ARTICLE 1

PURPOSE

The purpose of the SinoCoking Coal and Coke Chemical Industries, Inc. 2012 Equity Incentive Plan (the “Plan”) is to promote the success and enhance the value of SinoCoking Coal and Coke Chemical Industries, Inc., a Florida corporation (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of the Company’s shareholders and by providing such individuals with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees and Consultants upon whose judgment and contribution the Company’s business is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1         “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.

2.2         “Award” means an Option, Restricted Share or Restricted Share Unit award granted to a Participant pursuant to the Plan.

2.3         “Award Agreement” means any agreement, contract, or other instrument or document, in writing or through electronic medium, evidencing an Award, including an Option Award Agreement, a Restricted Shares Award Agreement or a Restricted Share Units Award Agreement, each as defined herein.

2.4         “Board” means the Board of Directors of the Company.

2.5         “Code” means the Internal Revenue Code of 1986 of the United States, as amended.

2.6         “Committee” means a committee of the Board described in Article 10.

2.7         “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to a Service Recipient; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Service Recipient to render such services.

2.8         “Corporate Transaction”, unless otherwise defined in an Award Agreement, means any of the following transactions, provided, however, that the Committee shall determine under (d) and (e) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(a) an amalgamation, arrangement or consolidation or scheme of arrangement (i) in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated or (ii) following which the holders of the voting securities of the Company do not continue to hold more than 50% of the combined voting power of the voting securities of the surviving entity;

(b) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(c) the complete liquidation or dissolution of the Company;

(d) any reverse takeover or series of related transactions culminating in a reverse takeover (including, but not limited to, a tender offer followed by a reverse takeover) in which the Company is the surviving entity but (A) the Company’s equity securities outstanding immediately prior to such takeover are converted or exchanged by virtue of the takeover into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such takeover or the initial transaction culminating in such takeover, but excluding any such transaction or series of related transactions that the Committee determines shall not be a Corporate Transaction; or

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(e)acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Committee determines shall not be a Corporate Transaction.

2.9         “Disability”, unless otherwise defined in an Award Agreement, means that the Participant qualifies to receive long-term disability payments under the Service Recipient’s long-term disability insurance program, as it may be amended from time to time, to which the Participant provides services regardless of whether the Participant is covered by such policy. If the Service Recipient to which the Participant provides service does not have a long-term disability plan in place, “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Participant will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Committee in its discretion.

2.10       “Effective Date” shall have the meaning set forth in Section 11.1.

2.11       “Employee” means any person, including an officer or a member of the Board of the Company or any Parent or Subsidiary of the Company, who is in the employment of a Service Recipient, subject to the control and direction of the Service Recipient as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by a Service Recipient shall not be sufficient to constitute “employment” by the Service Recipient.

2.12       “Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended.

2.13       “Fair Market Value” means, as of any date, the value of Shares determined as follows:

(a) If the Shares are listed on one or more established stock exchanges or national market systems, its Fair Market Value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Shares are listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) If the Shares are regularly quoted on an automated quotation system or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such shares as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Shares on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c) In the absence of an established market for the Shares of the type described in (a) and (b), above, the Fair Market Value thereof shall be determined by the Committee in good faith and in its discretion by reference to (i) the placing price of the latest private placement of the Shares and the development of the Company’s business operations and the general economic and market conditions since such latest private placement, (ii) other third party transactions involving the Shares and the development of the Company’s business operation and the general economic and market conditions since such sale, (iii) an independent valuation of the Shares, or (iv) such other methodologies or information as the Committee determines to be indicative of Fair Market Value.

2.14       “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.15       “Independent Director” means a member of the Board who is a Non-Employee Director and who meets the standards of independence under The NASDAQ Stock Market or other applicable stock exchanges or national market systems where the Company’s Shares are listed.

2.16       “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

2.17       “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

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2.18       “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of Shares at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Stock Option.

2.19       “Participant” means a person who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.20       “Parent” means a parent corporation under Section 424(e) of the Code.

2.21       “Permitted Transfer” means the following:

(a) transfer to the Company or a Subsidiary;

(b) transfer by gift to “immediate family” as that term is defined in SEC Rule 16a-1(e) promulgated under the U.S. Securities Exchange Act of 1934, as amended;

(c) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

(d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant’s duly authorized legal representative; or

(e) subject to the prior approval of the Committee, transfer to one or more natural persons who are the Participant’s family members or entities owned and controlled by the Participant and/or the Participant’s family members, including but not limited to trusts or other entities whose beneficiaries or beneficial owners are the Participant and/or the Participant’s family members, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish.

2.22       “Plan” means this SinoCoking Coal and Coke Chemical Industries, Inc. 2012 Equity Incentive Plan, as it may be amended from time to time.

2.23       “Related Entity” means any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or Subsidiary of the Company holds a substantial ownership interest, directly or indirectly, but which is not a Subsidiary and which the Board designates as a Related Entity for purposes of the Plan.

2.24       “Restricted Share” means a Share awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

2.25       “Restricted Share Unit” means the right granted to a Participant pursuant to Article 7 to receive a Share at a future date.

2.26       “Securities Act” means the Securities Act of 1933 of the United States, as amended.

2.27       “Service Recipient” means the Company, any Parent or Subsidiary of the Company and any Related Entity to which a Participant provides services as an Employee, a Consultant or a Director.

2.28       “Share” means common stock, par value US$0.001 per share, of the Company, and such other securities of the Company that may be substituted for Shares pursuant to Article 9.

2.29       “Subsidiary” means any corporation or other entity of which a majority of the outstanding voting shares or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1         Number of Shares.

(a) Subject to the provisions of Article 9 and Section 3.1(b), the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) shall be 2,000,000.

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(b) To the extent that an Award terminates, expires, or lapses for any reason, any Shares subject to the Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by Applicable Laws, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form or combination by the Company or any Parent or Subsidiary of the Company shall not be counted against Shares available for grant pursuant to the Plan. Shares delivered by the Participant or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3.1(a). If any Restricted Shares are forfeited by the Participant or repurchased by the Company, such Shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3.1(a). Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

3.2         Shares Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares (subject to Applicable Laws) or Shares purchased on the open market.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1         Eligibility. Persons eligible to participate in this Plan include Employees, Consultants, and all members of the Board, as determined by the Committee.

4.2         Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

4.3         Jurisdictions. In order to assure the viability of Awards granted to Participants employed in various jurisdictions, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom applicable in the jurisdiction in which the Participant resides or is employed. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 3.1 of the Plan. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Laws.

ARTICLE 5

OPTIONS

5.1         General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)          Exercise Price. The exercise price per Share subject to an Option shall be equal to the Fair Market Value on the date of grant. However, the exercise price of any Option granted to any individual who, at the date of grant, owns Shares possessing more than ten percent of the total combined voting power of all classes of shares of the Company may not be less than 110% of Fair Market Value on the date of grant.

(b)          Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, including exercise prior to vesting; provided that the term of any Option granted under the Plan shall not exceed ten years, except as provided in Section 12.1. The Committee shall also determine any conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)          Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation (i) cash or check denominated in U.S. Dollars, (ii) to the extent permissible under the Applicable Laws, cash or check in Chinese Renminbi, (iii) cash or check denominated in any other local currency as approved by the Committee, (iv) Shares held for such period of time as may be required by the Committee in order to avoid adverse financial accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, (v) other property acceptable to the Committee with a Fair Market Value equal to the exercise price, or (vi) any combination of the foregoing. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

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(d)          Evidence of Grant. All Options shall be evidenced by an Option Award Agreement between the Company and the Participant. The Option Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2         Incentive Stock Options. Incentive Stock Options may be granted to Employees of the Company, a Parent or Subsidiary of the Company. Incentive Stock Options may not be granted to Employees of a Related Entity or to Independent Directors or Consultants. The terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the following additional provisions of this Section 5.2:

(a)          Expiration of Option. An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(i) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement;

(ii) 90 days after the Participant’s termination of employment as an Employee; and

(iii) One year after the date of the Participant’s termination of employment or service on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(b)          Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)          Exercise Price. The exercise price of an Incentive Stock Option shall be equal to the Fair Market Value on the date of grant. However, the exercise price of any Incentive Stock Option granted to any individual who, at the date of grant, owns Shares possessing more than ten percent of the total combined voting power of all classes of shares of the Company may not be less than 110% of Fair Market Value on the date of grant, and such Option may not be exercisable for more than five years from the date of grant.

(d)          Transfer Restriction. The Participant shall give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such Shares to the Participant.

(e)          Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

(f)          Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 6

RESTRICTED SHARES

6.1         Grant of Restricted Shares. The Committee, at any time and from time to time, may grant Restricted Shares to Participants as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Restricted Shares to be granted to each Participant.

6.2         Restricted Shares Award Agreement. Each Award of Restricted Shares shall be evidenced by a Restricted Shares Award Agreement that shall specify the period of restriction, the number of Restricted Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Restricted Shares shall be held by the Company as escrow agent until the restrictions on such Restricted Shares have lapsed.

6.3         Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Shares or the right to receive dividends on the Restricted Share). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

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6.4           Forfeiture/Repurchase. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Shares that are at that time subject to restrictions shall be forfeited or repurchased in accordance with the Restricted Shares Award Agreement; provided, however, the Committee may (a) provide in any Restricted Shares Award Agreement that restrictions or forfeiture and repurchase conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture and repurchase conditions relating to Restricted Shares.

6.5           Certificates for Restricted Shares. Restricted Shares granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

6.6           Removal of Restrictions. Except as otherwise provided in this Article 6, Restricted Shares granted under the Plan shall be released from escrow as soon as practicable after the last day of the period of restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 6.5 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant, subject to applicable legal restrictions. The Committee, in its discretion, may establish procedures regarding the release of Shares from escrow and the removal of legends, as necessary or appropriate to minimize administrative burdens on the Company.

ARTICLE 7

RESTRICTED SHARE UNITS

7.1           Grant of Restricted Share Units. The Committee, at any time and from time to time, may grant Restricted Share Units to Participants as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Restricted Share Units to be granted to each Participant.

7.2           Restricted Share Units Agreement. Each Award of Restricted Share Units shall be evidenced by a Restricted Share Units Award Agreement that shall specify any vesting conditions, the number of Restricted Share Units granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

7.3           Performance Objectives and Other Terms. The Committee, in its discretion, shall set performance objectives or other vesting criteria which, depending on the extent to which they are met, will determine the number or value of Restricted Share Units that will be paid out to the Participants.

7.4           Form and Timing of Payment of Restricted Share Units. At the time of grant, the Committee shall specify the date or dates on which the Restricted Share Units shall become fully vested and nonforfeitable. Upon vesting, the Committee, in its sole discretion, may pay Restricted Share Units in the form of cash, in Shares or in a combination thereof.

7.5           Forfeiture/Repurchase. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Share Units that are at that time unvested shall be forfeited or repurchased in accordance with the Restricted Share Units Award Agreement; provided, however, the Committee may (a) provide in any Restricted Share Units Award Agreement that restrictions or forfeiture and repurchase conditions relating to Restricted Share Units will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture and repurchase conditions relating to Restricted Share Units.

ARTICLE 8

PROVISIONS APPLICABLE TO AWARDS

8.1           Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

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8.2           Limits on Transfer. Except for a Permitted Transfer or as otherwise expressly approved by the Committee, no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party. Any Permitted Transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for the purposes set forth of the definition of “Permitted Transfer” in Section 2.21 hereof and on a basis consistent with the Company’s lawful issue of securities.

8.3           Beneficiaries. Notwithstanding Section 8.2, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

8.4           Share Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of the Share pursuant to the exercise of any Award, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all Applicable Laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded. All Share certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with all Applicable Laws, and the rules of The NASDAQ Stock Market or any other national securities exchange or automated quotation system where the Shares are listed, quoted, or traded. The Committee may place legends on any Share certificate to reference restrictions applicable to the Shares. In addition to the terms and conditions provided herein, the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

8.5           Paperless Administration. Subject to Applicable Laws, the Committee may make Awards, and provide applicable disclosure and procedures for exercise of Awards, by an internet website or interactive voice response system for the paperless administration of Awards.

8.6           Foreign Currency. A Participant may be required to provide evidence that any currency used to pay the exercise price of any Award were acquired and taken out of the jurisdiction in which the Participant resides in accordance with Applicable Laws, including foreign exchange control laws and regulations. In the event the exercise price for an Award is paid in Chinese Renminbi or other foreign currency, as permitted by the Committee, the amount payable will be determined by conversion from U.S. dollars at the official rate promulgated by the People’s Bank of China for Chinese Renminbi, or for jurisdictions other than the People’s Republic of China, the exchange rate as selected by the Committee on the date of exercise.

ARTICLE 9

CHANGES IN CAPITAL STRUCTURE

9.1           Adjustments. In the event of any dividend, share split, combination or exchange of Shares, amalgamation, arrangement or consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to its shareholders, or any other change affecting Shares or the price of a Share, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan.

9.2           Corporate Transactions. Except as may otherwise be provided in any Award Agreement or any other written agreement entered into by and between the Company and a Participant, if the Committee anticipates the occurrence, or upon the occurrence, of a Corporate Transaction, the Committee may, in its sole discretion, provide for (i) any and all Awards outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise the vested portion of such Awards during a period of time as the Committee shall determine, or (ii) the purchase of any Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award (and, for the avoidance of doubt, if as of such date the Committee determines in good faith that no amount would have been attained upon the exercise of such Award, then such Award may be terminated by the Company without payment), or (iii) the replacement of such Award with other rights or property selected by the Committee in its sole discretion or the assumption of or substitution of such Award by the successor or surviving corporation, or a Parent or Subsidiary thereof, with appropriate adjustments as to the number and kind of Shares and prices, or (iv) payment of Award in cash based on the value of Shares on the date of the Corporate Transaction plus reasonable interest on the Award through the date when such Award would otherwise be vested or have been paid in accordance with its original terms, if necessary to comply with Section 409A of the Code.

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9.3         Outstanding Awards – Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 9, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

9.4         No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of Shares of any class, the payment of any dividend, any increase or decrease in the number of shares of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares subject to an Award or the grant or exercise price of any Award.

ARTICLE 10

ADMINISTRATION

10.1       Committee. The Plan shall be administered by a committee appointed by the Board, comprising of not less than three members of the Board each of whom is an Independent Director, to serve until otherwise directed by the Board (the “Committee”). From time to time, the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer this Plan. In the event that the Board is the administrator of this Plan in lieu of a Committee, the term “Committee” as used herein shall be deemed to mean the Board. Any grant or amendment of Awards to any Committee member shall require an affirmative vote of a majority of the Board members who are not on the Committee.

10.2       Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

10.3       Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

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(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

10.4       Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 11

EFFECTIVE AND EXPIRATION DATE

11.1       Effective Date. The Plan is effective as of the date the Plan is adopted and approved by the shareholders of the Company (the “Effective Date”). The Plan will be deemed to be approved by the shareholders if it receives the affirmative vote of the holders in the manner and degree required under the Company’s Bylaws and under Applicable Laws. If the shareholders fail to approve the Plan within 12 months after its adoption by the Board, then any Awards already granted or exercised shall be rescinded and no additional grants or exercise shall thereafter be made under the Plan.

11.2       Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 12

AMENDMENT, MODIFICATION, AND TERMINATION

12.1       Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with Applicable Laws, or stock exchange rules, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) shareholder approval is required for any amendment to the Plan that (i) increases the number of Shares available under the Plan (other than any adjustment as provided by Article 9), (ii) permits the Committee to extend the term of the Plan or the exercise period for an Option beyond ten years from the date of grant, or (iii) results in a material increase in benefits or a change in eligibility requirements.

12.2       Awards Previously Granted. Except with respect to amendments made pursuant to Section 12.1, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 13

GENERAL PROVISIONS

13.1       No Rights to Awards. No Participant or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants and other persons uniformly.

13.2       No Shareholders Rights. No Award gives the Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

13.3       Taxes. No Shares shall be delivered under the Plan to any Participant until such Participant has made arrangements acceptable to the Committee for the satisfaction of any income and employment tax withholding obligations under Applicable Laws. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all applicable taxes (including the Participant’s payroll tax obligations) required or permitted by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the return of Shares) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of Shares which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award after such Shares were acquired by the Participant from the Company) in order to satisfy any income and payroll tax liabilities applicable to the Participant with respect to the issuance, vesting, exercise or payment of the Award shall, unless specifically approved by the Committee, be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for the applicable income and payroll tax purposes that are applicable to such supplemental taxable income.

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13.4         No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Service Recipient to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of any Service Recipient.

13.5         Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

13.6         Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation and Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.7         Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.8         Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

13.9         Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

13.10       Fractional Shares. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down as appropriate.

13.11       Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by the Applicable Laws, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

13.12       Government and Other Regulations. The obligation of the Company to make payment of awards in Share or otherwise shall be subject to all Applicable Laws, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register any of the Shares paid pursuant to the Plan under the Securities Act or any other similar law in any applicable jurisdiction. If the Shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act or other Applicable Laws, the Company may restrict the transfer of such Shares in such manner as it deems advisable to ensure the availability of any such exemption.

13.13       Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Florida.

13.14       Section 409A. To the extent that the Committee determines that any Award granted under the Plan is or may become subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and the Award Agreements shall be interpreted in accordance with Section 409A of the Code and the U.S. Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulation or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and /or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance.

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13.15       Appendices. The Committee may approve such supplements, amendments or appendices to the Plan as it may consider necessary or appropriate for purposes of compliance with applicable laws or otherwise and such supplements, amendments or appendices shall be considered a part of the Plan; provided, however, that no such supplements shall increase the share limitation contained in Section 3.1 of the Plan without the approval of the Board.

[End of document]

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YOUR VOTE IS IMPORTANT – VOTE TODAY IN ONE OF THREE WAYS:

MAIL	INTERNET	PHONE
If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the postage prepaid envelope provided.	If you wish to vote by internet, please log-on to: http://www.proxypush.com/itc. Enter your control number printed below and vote your proxy by checking the appropriate boxes. Click on “Accept Vote”.	After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to a few simple questions. Your vote will be confirmed and cast as directed. Call toll-free in the U.S. or Canada at 866.702.2536 on a touch-tone telephone.

All votes must be received by 8:00 pm, China local time, on June 28, 2012

(same as 8:00 am, U.S. Eastern Standard Time, on June 28, 2012)

CONTROL NUMBER

        FOLD AND DETACH HERE

………………………………………………………………………………………………………………................................................

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

for the June 29, 2012 Annual Meeting of Stockholders and any postponement(s) or adjournment(s) thereof.

The undersigned hereby: (a) acknowledges receipt of the Notice of the Annual Meeting of the stockholders of SinoCoking Coal and Coke Chemical Industries, Inc. (the “Company”) to be held on at 10:00 AM (China local time) on June 29, 2012 (the “Annual Meeting”), and the associated Proxy Statement; (b) appoints Jianhua Lv, as Proxy, with the power to appoint a substitute; (c) authorizes each proxy to represent and vote, as designated below, all of the shares of Common Stock of the Company, par value $0.001 per share, held of record by the undersigned at the close of business on May 10, 2012, at the Annual Meeting and at any postponement(s) or adjournment(s) thereof; and (d) revokes any proxies previously given.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2012.

The Proxy Statement, the Notice of Annual Meeting of Shareholders and Our Annual Report to Shareholders are available at http://www.proxypush.com/itc.

1.	The Board of Directors recommends a vote FOR each director of the Company listed below, to serve until the Annual Meeting of Stockholders for the fiscal year ending June 30, 2013 and until such director’s respective successors shall be elected and qualified, or until such director’s earlier death, resignation or removal from office.

Jianhua Lv	☐ FOR	☐ WITHHOLD	Hui Huang	☐ FOR	☐ WITHHOLD

Yushan Jiang	☐ FOR	☐ WITHHOLD	Haoyi Zhang	☐ FOR	☐ WITHHOLD

Hui Zheng	☐ FOR	☐ WITHHOLD

IMPORTANT – CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

2.	The Board of Directors recommends a vote FOR ratification of the appointment of Friedman LLP as the independent auditors for the Company for the fiscal year ending June 30, 2012.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	The Board of Directors recommends a vote FOR the approval of the Company’s 2012 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	The Board of Directors recommends a vote FOR advisory approval of the Company’s executive compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	Advisory vote on the frequency of holding future advisory votes on executive compensation. The Board of Directors recommends a vote for 3 YEARS on this proposal.

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PERSON DESIGNATED AS PROXY.

Please mark, sign, date, and return this Proxy as promptly as possible in the envelope provided.

Dated: ____________________, 2012

X

X
Signature(s) of Stockholders

Joint owners should each sign. Signature(s) should correspond with your name(s) as printed on this Proxy. Attorneys, executors, administrators and guardians should give full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.